UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 443-2380

                                                     None

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.            Completion of Acquisition or Disposition of Assets.

As previously disclosed on our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 10, 2013.  On May 7,  2013 Corporate Resource Services, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Summit Acquisition”) by and among Tri-Tel Communications, Inc. (“Tri-Tel”), the Company and the CRS Group, Inc. (the “CRS Group”), a Delaware corporation.    Pursuant to Summit Agreement, CRS Group acquired selected assets and certain liabilities of the Summit Software Division (“Summit”) of Tri-Tel.

This Current Report on Form 8-K/A provides the historical financial statements and information required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).  The aforementioned financial statements and information were not included in the Current Report on Form 8-K filed on May10, 2013.

Item 9.01.            Financial Statements and Exhibits

a) Financial Statements of Business Acquired.

The audited financial statements of Summit as of and for the year ended December 31, 2012  and the following unaudited financial statements of Summit:

•	The unaudited balance sheets as of December 31, 2011 and March 31, 2013;
•	The statement of changes in owner's equity for three months ended March 31, 2013; and,
•	The statements of operations and cash flows for the year ended December 31, 2011 and three months ended March 31, 2013 and 2012.

The financial statements include the notes to such financial statements and the report of the independent auditor thereon, are filed as Exhibit 99.1 herewith.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of September 28, 2012, and the unaudited pro forma condensed consolidated statement of operations for the year ended September 28, 2012 which include the recast balance sheet and statement of operations of Summit are filed as Exhibit 99.2 herewith.

Exhibit Number	Description of Exhibit
99.1	The audited financial statements of Summit as of and for the year ended December 31, 2012 and the following unaudited financial statements of Summit:
	•	The unaudited balance sheets as of December 31, 2011 and March 31, 2013;
	•	The statement of changes in owner's equity for three months ended March 31, 2013; and,
	•	The statements of operations and cash flows for the year ended December 31, 2011 and three months ended March 31, 2013 and 2012.

99.2

The unaudited pro forma condensed consolidated balance sheet as of September 28, 2012, and the unaudited pro forma condensed consolidated statement of operations for the year ended September 28, 2012, which include the recast balance sheet and statement of operations of Summit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ John P. Messina, Sr.
Name	John P. Messina
Title	Chief Executive Officer

Date:  July 5, 2013